UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2013

Item 1. Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2013

The views and opinions in this report were current as of August 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

New Jersey tax-free municipal bond prices declined in the six-month period ended August 31, 2013, as interest rates rose across all fixed income markets. Intermediate- and long-term municipal and Treasury bond prices fell as Federal Reserve officials clarified their intention to moderate the Fed’s asset purchases later this year—if the economy evolves in line with the central bank’s projections. Shorter-term securities held up somewhat better but still struggled as cash flowed out of the municipal bond market. Lower-quality municipals fared worse than higher-quality issues in both the investment-grade and high yield markets. Although its absolute return was disappointing, the New Jersey Tax-Free Bond Fund performed better than its benchmark in the first half of our fiscal year, and the fund’s longer-term relative performance record remained favorable.

MARKET ENVIRONMENT

The U.S. economy grew at a moderate 2.5% pace in the second quarter of 2013, overcoming the headwinds stemming from the higher tax rates and federal spending reductions that took effect in the first quarter. The housing recovery continues, inflation has been low amid a pullback in commodity prices, and employment growth has maintained a moderate pace. However, the national unemployment rate—measured at 7.3% in August—remains elevated. We believe economic growth in the months ahead will remain moderate.

To support the recovery, the Federal Reserve kept short-term interest rates very low and continued buying $45 billion in Treasuries and $40 billion in agency mortgage-backed securities every month to suppress longer-term rates. However, the Fed is poised to begin tapering its asset purchases later this year if the recovery stays on track. Based on the Fed’s current forecast, asset purchases will cease around mid-2014.

Bond yields rose across both the Treasury and high-quality municipal yield curves in anticipation of reduced stimulus from the Fed, but long-term municipal yields rose more than long-term Treasury yields, which is unusual. In fact, the municipal yield curve is historically steep: High-quality 30-year municipal yields are at least 400 basis points (four percentage points) greater than high-quality munis maturing in two years or less. On a relative basis, this has increased the attractiveness of long-term tax-free bonds as an alternative for fixed income investors. As of August 31, the 4.45% yield offered by a 30-year tax-free bond rated AAA was about 120% of the 3.70% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.18% to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal issuance totaled about $228 billion, according to The Bond Buyer. Issuance had been picking up in early 2013, but the sharp increase in bond yields since late April reduced new issuance moderately. Formerly brisk demand for municipal securities evaporated in the last few months as rising rates, bond losses, and credit concerns in certain parts of the muni market prompted investors to lock in gains after more than two years of solid performance.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a new net investment income tax taking effect in 2013, in which a 3.8% tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity, or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

While austerity-minded state and local government leaders remain conservative about adding to indebtedness—which we consider to be supportive and will likely keep 2013 issuance below last year’s level—additional cash flows out of municipal bond portfolios could continue to weigh on the market.

Since the 2007–2009 recession, most states have acted responsibly by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the pattern has been slower and more uneven than historically, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits. In July, Detroit filed for Chapter 9 bankruptcy protection in federal court, but we do not believe that this is evidence of a systemic breakdown in municipal credit fundamentals. On the other hand, the deteriorating fiscal situation in the Commonwealth of Puerto Rico could pose greater risk to the broader muni market. Puerto Rico’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the territory and its various governmental agencies. While we are significantly underweight in exposure to Puerto Rico debt—holding only sales tax-backed and public power bonds and no general obligations (GOs) or appropriations-backed debt—we are following the situation closely.

Municipal bond performance in the last six months reflected a sharp increase in interest rates and a reduction in market liquidity amid broad selling. In terms of sectors, GOs held up slightly better than revenue bonds. We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, special tax and industrial revenue were two of the weakest sectors. Health care-related issues also fared poorly, and we are becoming increasingly selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Housing revenue bonds were helped by the residential real estate recovery but still declined moderately.

NEW JERSEY MARKET NEWS

New Jersey’s GO debt is rated Aa3 by Moody’s Investors Service, AA- by Standard & Poor’s, and AA- by Fitch. Moody’s and Fitch maintain a stable outlook on the state, while Standard & Poor’s revised its outlook from stable to negative in September 2012, citing growing fiscal pressures.

New Jersey benefits from a diverse economy and high wealth levels. The state’s 2012 per-capita personal income was 126% of the national average, ranking it third-highest among the states. The state’s 8.6% jobless rate as of July 2013 continued to exceed the national unemployment rate of 7.7% for July. New Jersey’s economic rebound has been slow despite a recent uptick in activity likely driven by the recovery following Hurricane Sandy. Nevertheless, we expect overall economic growth will remain muted.

Long-term liabilities continue to pressure the state’s fiscal stability. According to Moody’s, New Jersey ranks among the most indebted states with $36 billion of net tax-supported debt, ranking fourth highest among all states for debt per capita and debt as a percentage of personal income. Most of New Jersey’s debt is appropriation-backed, meaning that debt service can only be paid if the state legislature annually appropriates funds to do so. New Jersey also faces significant future liabilities for pension and other post-employment benefits (OPEB). The state has taken steps toward pension reform, but continues to underfund its annual required contribution for pensions. As a result, the funded ratio fell to 65% in 2012 from 68% in 2011. New Jersey’s OPEB liability is elevated at $33 billion and largely reflects post-employment health benefits for retired state employees and teachers. This liability was completely unfunded as of fiscal year 2012.

New Jersey’s fiscal position remains under pressure despite spending cuts. Audited results for the fiscal year ended June 30, 2012, show that spending was essentially flat but revenue declined 0.5% from the previous year, producing a sizable operating deficit. New Jersey ended the year with an unassigned fund balance of $425 million, or 1.4% of its general fund revenue, and adequate liquidity of $1.3 billion. Current estimates for fiscal 2013 show revenue increased 5.5%, trailing the state’s forecast for 7.3% revenue growth. The fiscal 2014 budget calls for a 2.3% spending increase over fiscal 2013, with increases in school funding and pension contributions; still, the latter is insufficient to substantially reduce the pension funding gap.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

The New Jersey Tax-Free Bond Fund returned -6.77% for the six months ended August 31, 2013, outperforming the -7.78% return of our Lipper peer group average. The fund ranked in the top quartile for the trailing 1- and 3-year periods. (Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 11 of 47, 10 of 45, 12 of 44, and 11 of 33 funds in the New Jersey municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended August 31, 2013, respectively. Past performance cannot guarantee future results.)

Generally, holdings that were hardest hit over the past six months were long-duration and long-maturity bonds, including zero coupon bonds, and lower-quality holdings. High-quality and shorter-maturity bonds declined the least in price, a reversal from previous reporting periods when these issues underperformed.

Underweight allocations to tobacco and Puerto Rico bonds—both of which underperformed the general market—significantly benefited our relative performance. We have long maintained an underweight to tobacco bonds due to unfavorable consumption trends and poor long-term fundamentals, and presently hold none in the fund. As for Puerto Rico debt, the island’s long-running fiscal challenges and high debt levels have lately raised investors’ concerns. As a result, tax-exempt bonds issued by various entities for the Commonwealth of Puerto Rico—whose interest income is exempt from federal and state taxes in all 50 states—have drastically declined in value. We have been reducing Puerto Rico holdings for the past two years, and our direct exposure is less than 1% of assets.

Our yield curve positioning, which shifted slightly over the reporting period, also helped relative returns. We have been managing the fund with an overweight to longer-dated bonds and an underweight to shorter-term maturities (three to 10 years) relative to the Barclays Municipal Bond Index. Currently, positioning has moved to a neutral weight in the 10-year range due to new investments as well as a number of existing holdings rolling into the 10-year basket. As we stated in our last letter in February, we have kept our overweight in the 15- to 20-year range, and remain neutral against the benchmark in the 30-year range. Avoiding an overweight in the longest maturities—where price declines were the most severe as long-term yields climbed sharply in recent months—benefited our relative performance. Additionally, while longer-dated bonds are more vulnerable to interest rate risk, our long-dated holdings are generally defensive as they carry structures to provide some cushion against rising interest rates.

Over the past six months, the fund’s duration rose from 5.3 to 6.4 years, which we managed within a narrow band relative to the Barclays index. (A longer duration means the fund is more sensitive to changes in interest rates). Its weighted average maturity declined yet again this reporting period by one-half year to 15.9 years.

There were slight shifts in the fund’s sector allocations. Health care, the fund’s largest sector, rose by 3% to roughly 22% of assets. The increase resulted from our participation in several primary market bond issues, including NJ Health Care for Meridian Health System and NJ Health Care for Hunterdon Medical Center. Another noteworthy shift occurred in the leasing sector, which declined by 2% to 15.3% of assets, largely due to a decrease in exposure to lease debt backed by appropriations from the State of New Jersey. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio).

There were no significant shifts in the fund’s quality diversification. A rated holdings continue to represent the largest portion of the portfolio. Although this positioning has proved helpful in the past, a larger weighting in AAA and AA credits would have helped performance, as higher-quality bonds declined less in price.

OUTLOOK

The decline in municipal bond prices has rattled some investors, but it does not represent a fundamental change in the nature, quality, or risk characteristics of the market. We continue to believe that it is a high-quality market, offering good investment opportunities for those with a long-term focus and attractive tax-free income—particularly for those in the highest tax brackets—in what is still a very low interest rate environment. The recent underperformance of long-term munis makes their nominal and taxable-equivalent yields even more attractive, as noted earlier, but if rates continue rising unabated and market outflows persist, further price declines are likely.

We have been concerned about the potential for rising rates for some time. Our interest rate strategy and economics teams regularly make forward-looking projections of rates and yield curves, and these assessments are incorporated in our investment strategies. Given the potential for rates to rise further, we will remain careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity. However, we believe further rate increases will be more modest than what we have seen in the last few months.

Irrespective of interest rate movements, the credit and economic environment for municipalities is likely to remain challenging. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy weakens, municipalities would face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. While most municipal governments are maintaining balanced budgets, fewer municipalities have addressed these longer-term liabilities meaningfully. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely. As for Detroit, we will be monitoring the bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. Even as interest rates return to more normal levels, bonds will remain an important asset class, and we expect to continue finding good investment opportunities for long-term oriented, income-seeking investors. We continue to conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our long-term investors well.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 13, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/13	Year Ended 2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
NET ASSET VALUE						
Beginning of period	$ 12.31	$ 12.04	$ 11.10	$ 11.48	$ 10.82	$ 11.03
Investment activities						
Net investment income[1]	0.21	0.45	0.47	0.49	0.48	0.48
Net realized and unrealized gain / loss	(1.04)	0.27	0.94	(0.39)	0.66	(0.21)
Total from investment activities	(0.83)	0.72	1.41	0.10	1.14	0.27
Distributions						
Net investment income	(0.21)	(0.45)	(0.47)	(0.48)	(0.48)	(0.48)
NET ASSET VALUE						
End of period	**$ 11.27**	**$ 12.31**	**$ 12.04**	**$ 11.10**	**$ 11.48**	**$ 10.82**

Ratios/Supplemental Data						
Total return[2]	**(6.77)%**	**6.08%**	**12.99%**	**0.86%**	**10.73%**	**2.48%**
Ratio of total expenses to average net assets	0.51%[3]	0.51%	0.53%	0.52%	0.53%	0.56%
Ratio of net investment income to average net assets	3.54%[3]	3.69%	4.10%	4.23%	4.30%	4.39%
Portfolio turnover rate	10.1%	13.3%	12.0%	18.6%	10.4%	12.5%
Net assets, end of period (in thousands)	$ 282,993	$ 310,715	$ 267,689	$ 233,781	$ 246,852	$ 212,904

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.7%		
NEW JERSEY 88.7%		
Bergen County Improvement Auth., Saddlebrook, GO 5.00%, 9/1/29	1,490	1,557
Burlington County Bridge Commission, GO, 5.00%, 8/15/18 (1)	1,000	1,125
Burlington County Bridge Commission, GO, 5.00%, 10/1/23	1,200	1,364
Burlington County Bridge Commission, GO, 5.00%, 10/1/24	1,000	1,119
Burlington County Bridge Commission, GO, 5.00%, 10/1/25	585	644
Burlington County Bridge Commission, Gov't. Loan, GO 5.00%, 12/1/24	700	780
Burlington County Bridge Commission, Gov't. Loan, GO 5.00%, 12/1/29	300	316
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	1,250	1,080
Cape May Ind. Pollution Control Fin., Atlantic City Electric, PCR 6.80%, 3/1/21 (1)	1,520	1,819
Essex County Improvement Auth., GO, 5.125%, 10/1/19 (1)	1,500	1,573
Essex County Improvement Auth., GO, 5.50%, 10/1/27 (1)	2,205	2,471
Essex County Utilities Auth., Solid Waste, GO, 5.00%, 4/1/20 (2)	1,000	1,097
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (3)	1,000	1,166
Garden State Preservation Trust, Space & Farmland 5.25%, 11/1/21 (3)	1,400	1,648
Highland Park Board of Ed., School Dist., GO 5.00%, 2/15/25 (3)	1,725	1,802
Hudson County Improvement Auth., 5.00%, 4/1/25 (Prerefunded 4/1/15) (4)(5)	2,000	2,145
Hudson County Improvement Auth., 5.00%, 4/1/27 (3)	2,000	2,056
Hudson County Improvement Auth., 830 Bergen Avenue, GO 5.00%, 11/15/31	1,260	1,275
Hudson County Improvement Auth., Solid Waste, GO 5.75%, 1/1/35	2,000	2,118
Mercer County, GO, 5.00%, 5/1/28	4,250	4,482
Middlesex County, Civic Square IV Redev., COP 5.00%, 10/15/31	3,665	3,784

Middlesex County Improvement Auth., Golf Course, GO 5.25%, 6/1/20	1,310	1,356
Middlesex County Improvement Auth., Student Housing 5.00%, 8/15/18 (Prerefunded 8/15/14) (4)	500	523
Middlesex County Improvement Auth., Student Housing 5.00%, 8/15/35 (Prerefunded 8/15/14) (4)	1,255	1,313
Middlesex County Utilities Auth., Sewer, 5.00%, 12/15/15 (3)	1,000	1,099
Monmouth County Improvement Auth., Atlantic Highlands, GO 4.75%, 2/1/30	570	593
Monmouth County Improvement Auth. Brookdale Community College, GO 6.00%, 8/1/38	2,500	2,815
Monmouth County Improvement Auth., GO, 5.00%, 1/15/31	1,000	1,059
Morris-Union Jointure Commission, 5.00%, 5/1/27 (Prerefunded 5/1/14) (4)(6)	500	521
New Jersey Economic Dev. Auth., 5.25%, 9/1/26	1,670	1,784
New Jersey Economic Dev. Auth., American Water Works 5.60%, 11/1/34 (7)	2,500	2,598
New Jersey Economic Dev. Auth., Barnabas Health Zero Coupon, 7/1/16 (1)	3,500	3,148
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/20	3,000	3,252
New Jersey Economic Dev. Auth., Continental Airlines, IDRB 5.125%, 9/15/23 (7)	1,000	917
New Jersey Economic Dev. Auth., Continental Airlines, IDRB 5.25%, 9/15/29 (7)	1,000	890
New Jersey Economic Dev. Auth., Crane's Mill, 6.00%, 7/1/38	1,000	977
New Jersey Economic Dev. Auth., El Dorado, Dow Chemical 0.65%, 12/1/21 (Tender 10/1/13)	3,000	3,000
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	257
New Jersey Economic Dev. Auth., Liberty State Park 5.00%, 3/1/24	1,500	1,534
New Jersey Economic Dev. Auth., Lions Gate, 5.75%, 1/1/25	1,005	973
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	940	845
New Jersey Economic Dev. Auth., Masonic Charity Foundation 5.50%, 6/1/31	1,000	1,000

New Jersey Economic Dev. Auth., Masonic Charity Foundation 6.00%, 6/1/25	1,000	1,001
New Jersey Economic Dev. Auth., Middlesex Water, IDRB 4.25%, 10/1/47 (7)	1,500	1,198
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/27 (10)	3,000	3,069
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/34 (1)	1,000	1,000
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/26 (1)	1,000	1,083
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/31 (1)	2,000	2,042
New Jersey Economic Dev. Auth., Provident Group-Montclair Student Housing, 5.875%, 6/1/42	1,250	1,290
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19	2,000	2,235
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/28	3,000	3,089
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/30 (Prerefunded 9/1/15) (4)	1,615	1,762
New Jersey Economic Dev. Auth., School Fac. Construction 5.125%, 3/1/30 (Prerefunded 3/1/15) (4)	3,500	3,748
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/17 (Prerefunded 9/1/15) (4)	1,445	1,583
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/24	2,000	2,185
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	140	137
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,500	1,359
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 12/1/24 (5)	4,450	4,541
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 6/1/32	2,000	1,964
New Jersey Economic Dev. Auth., UMM Energy Partners 5.00%, 6/15/37 (7)	1,255	1,122

New Jersey Economic Dev. Auth., UMM Energy Partners 5.125%, 6/15/43 (7)	1,500	1,332
New Jersey Economic Dev. Auth., United Methodist Homes 5.00%, 7/1/34	2,000	1,812
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 4.80%, 11/1/13	160	161
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	660	647
New Jersey EFA, College of New Jersey, 5.00%, 7/1/17	1,300	1,471
New Jersey EFA, New Jersey Institute of Technology 5.00%, 7/1/31	2,000	2,030
New Jersey EFA, Kean Univ., 5.50%, 9/1/36	5,000	5,189
New Jersey EFA, Princeton Univ., 5.00%, 7/1/33	2,000	2,171
New Jersey EFA, Richard Stockton College, 5.375%, 7/1/38	2,000	2,060
New Jersey EFA, Rider Univ., 5.00%, 7/1/14	800	826
New Jersey EFA, Rider Univ., 5.50%, 7/1/23 (Prerefunded 7/1/14) (4)(6)	1,000	1,044
New Jersey EFA, Rowan Univ., 5.00%, 7/1/17 (8)	2,540	2,836
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/14	1,200	1,245
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/33	500	510
New Jersey EFA, Seton Hall Univ., 5.00%, 7/1/38	500	504
New Jersey EFA, Stevens Institute of Technology, 5.25%, 7/1/22	2,000	2,104
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 (Prerefunded 6/1/19) (4)	2,150	2,800
New Jersey HFFA, AHS Hosp., 5.00%, 7/1/27	2,500	2,532
New Jersey HFFA, AHS Hosp., 6.00%, 7/1/37	1,000	1,090
New Jersey HFFA, Atlanticare Regional Medical Center 5.00%, 7/1/27	1,570	1,608
New Jersey HFFA, Barnabas Health, 4.00%, 7/1/26	2,100	1,942
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/25	2,500	2,574
New Jersey HFFA, Barnabas Health, 5.625%, 7/1/32	3,000	3,023
New Jersey HFFA, Barnabas Health, Zero Coupon, 7/1/31	230	83
New Jersey HFFA, Catholic Health East, 4.75%, 11/15/29	4,110	3,952

New Jersey HFFA, Hackensack Univ. Medical Center 5.00%, 1/1/34	2,700	2,596
New Jersey HFFA, Hackensack Univ. Medical Center 5.125%, 1/1/21	1,640	1,737
New Jersey HFFA, Holy Name Medical Center, 5.00%, 7/1/25	3,315	3,332
New Jersey HFFA, Hunterdon Medical Center, 5.125%, 7/1/35	2,250	2,174
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/31	2,000	1,995
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/37	1,000	948
New Jersey HFFA, Kennedy Health, 5.00%, 7/1/42	1,500	1,390
New Jersey HFFA, Meridian Health, 5.00%, 7/1/26	1,000	1,034
New Jersey HFFA, Meridian Health, 5.00%, 7/1/27	2,000	2,043
New Jersey HFFA, Meridian Health, 5.00%, 7/1/32	3,000	2,964
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. 5.00%, 7/1/31	4,750	4,739
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (6)	2,485	2,491
New Jersey HFFA, Saint Luke's Univ. Health Network Warren Hosp., 4.50%, 8/15/43	1,750	1,481
New Jersey HFFA, Saint Luke's Univ. Health Network Warren Hosp., 5.00%, 8/15/34	1,250	1,200
New Jersey HFFA, South Jersey Hosp., 5.00%, 7/1/36	1,000	964
New Jersey HFFA, Virtua Health, 5.75%, 7/1/33	2,500	2,581
New Jersey HFFA, Virtua Health, VRDN, 0.06%, 7/1/43	3,200	3,200
New Jersey Higher Ed. Student Assistance Auth. 4.75%, 12/1/43 (7)	1,000	841
New Jersey Higher Ed. Student Assistance Auth., Student Loan 5.00%, 12/1/21 (7)	1,555	1,647
New Jersey Higher Ed. Student Assistance Auth., Student Loan 5.625%, 6/1/30	2,000	2,073
New Jersey Higher Ed. Student Assistance Auth., Student Loan 6.125%, 6/1/30 (2)(7)	2,000	2,066
New Jersey Housing & Mortgage Fin. Agency, Single Family 5.00%, 10/1/37	1,260	1,248

New Jersey Housing & Mortgage Fin. Agency, Single Family 5.375%, 4/1/30 (7)	225	229
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	1,485	1,557
New Jersey Institute of Technology, 5.00%, 7/1/42	5,000	4,984
New Jersey Transportation Trust Fund Auth. 5.00%, 12/15/27 (5)	2,960	3,144
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/31	7,000	7,347
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/41	4,015	4,138
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 (Prerefunded 12/15/18) (2)(4)	45	55
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	1,955	2,180
New Jersey Transportation Trust Fund Auth. Capital Appreciation, Zero Coupon, 12/15/29 (3)	6,000	2,428
New Jersey Transportation Trust Fund Auth. Capital Appreciation, Zero Coupon, 12/15/35	5,000	1,365
New Jersey Turnpike Auth., 5.00%, 1/1/31	2,000	2,028
New Jersey Turnpike Auth., 5.00%, 1/1/35	2,650	2,651
New Jersey Turnpike Auth., 5.00%, 1/1/36	2,015	2,012
New Jersey Turnpike Auth., 5.00%, 1/1/43	3,000	2,941
New Jersey Turnpike Auth., 5.25%, 1/1/40	4,000	4,040
Newark Housing Auth., South Ward Police, GO 6.75%, 12/1/38 (2)	1,000	1,122
North Hudson Sewerage Auth., 5.00%, 6/1/42	4,000	3,904
North Hudson Sewerage Auth., Zero Coupon, 8/1/20 (1)(9)	2,350	1,980
Passaic County Improvement Auth., GO, 5.00%, 5/1/42	2,175	2,190
Rutgers Univ., 5.00%, 5/1/31	1,000	1,041
Rutgers Univ., 5.00%, 5/1/32	1,000	1,035
Rutgers Univ., 5.00%, 5/1/38	2,500	2,569
Salem County Pollution Control Fin. Auth., PCR Atlantic City Electric, 4.875%, 6/1/29	2,500	2,516
South Brunswick Township Board of Ed., GO, 5.00%, 8/1/14 (8)	1,000	1,044

Wanaque Valley Regional Sewerage Auth., GO 5.75%, 9/1/18 (5)	1,905	2,055
		251,128

PENNSYLVANIA 3.0%

Delaware River Joint Toll Bridge Commission, 4.00%, 7/1/26	500	493
Delaware River Joint Toll Bridge Commission, 4.00%, 7/1/27	1,000	968
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/22	1,000	1,125
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/23	1,000	1,101
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/24	1,000	1,087
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/25	1,000	1,075
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/26	500	532
Delaware River Port Auth. Pennsylvania & New Jersey 5.00%, 1/1/40	2,095	2,111
		8,492

NEW YORK 3.0%

Port Auth. of New York & New Jersey, 5.00%, 12/1/20 (3)(7)	1,535	1,692
Port Auth. of New York & New Jersey, 5.00%, 7/15/25 (7)	2,000	2,114
Port Auth. of New York & New Jersey, 5.00%, 7/15/26 (3)(7)	1,905	1,952
Port Auth. of New York & New Jersey, 5.00%, 11/15/27 (5)	440	479
Port Auth. of New York & New Jersey, 6.125%, 6/1/94	1,000	1,084
Port Auth. of New York & New Jersey, JFK Int'l. Air Terminal 6.50%, 12/1/28	1,000	1,064
		8,385

PUERTO RICO 1.7%

Puerto Rico, Public Improvement, 5.25%, 7/1/27 (Prerefunded 7/1/16) (4)	860	970
Puerto Rico, Public Improvement, 5.25%, 7/1/30 (Prerefunded 7/1/16) (4)	925	1,043
Puerto Rico Electric Power Auth., FRN, 0.704%, 7/1/29 (3)	2,000	1,235

Puerto Rico Highway & Transportation Auth., 5.00%, 7/1/36 (Prerefunded 7/1/16) (4)	500	560
Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/44	1,000	943
		4,751
VIRGIN ISLANDS 1.2%		
Virgin Islands PFA, 5.00%, 10/1/25	1,000	1,026
Virgin Islands PFA, 5.00%, 10/1/39	2,000	1,829
Virgin Islands PFA, Diageo, 6.75%, 10/1/37	600	653
		3,508
DELAWARE 0.6%		
Delaware River & Bay Auth., 5.00%, 1/1/27 (1)	1,500	1,550
		1,550
GUAM 0.5%		
Guam, Gov't. Obligation, 5.75%, 12/1/34	1,500	1,531
		1,531
Total Municipal Securities (Cost $283,016)		279,345
Total Investments in Securities 98.7% of Net Assets (Cost $283,016)		**$ 279,345**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Insured by Assured Guaranty U.S. Holdings
(3) Insured by Assured Guaranty Municipal Corp.
(4) Prerefunded date is used in determining portfolio maturity.
(5) Insured by AMBAC Assurance Corp.
(6) Insured by Radian Asset Assurance Inc.
(7) Interest subject to alternative minimum tax
(8) Insured by Financial Guaranty Insurance Company
(9) Escrowed to maturity
(10) Insured by Berkshire Hathaway Assurance Corp.
COP Certificate of Participation
EFA Educational Facility Authority

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $283,016)	$ 279,345
Interest receivable	3,361
Receivable for investment securities sold	1,525
Receivable for shares sold	365
Cash	17
Cash deposits on futures contracts	15
Variation margin receivable on futures contracts	1
Other assets	2
Total assets	284,631
Liabilities	
Payable for investment securities purchased	998
Payable for shares redeemed	402
Investment management fees payable	98
Due to affiliates	14
Other liabilities	126
Total liabilities	1,638
NET ASSETS	**$ 282,993**
Net Assets Consist of:	
Undistributed net investment income	$ 61
Accumulated undistributed net realized loss	(1,406)
Net unrealized loss	(3,674)
Paid-in capital applicable to 25,104,101 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	288,012
NET ASSETS	**$ 282,993**
NET ASSET VALUE PER SHARE	**$ 11.27**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance On March 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of August 31, 2013, the fund held interest rate futures with cumulative unrealized loss of $3,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended August 31, 2013, the fund recognized $1,000 of realized gain on Futures and a $(3,000) change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts. Counterparty risk on such derivatives, such as futures, exchange-traded options and centrally cleared swaps, is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. The clearinghouse typically imposes margin requirements to ensure performance by the parties to the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Required margin posted by the fund is held by the clearing broker. Cash posted by the fund as collateral or required margin is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of August 31, 2013, cash of $15,000 had been posted by the fund for exchange-traded derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended August 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $32,924,000 and $29,856,000, respectively, for the six months ended August 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after March 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of February 28, 2013, the fund had $664,000 of available capital loss carryforwards, which expire as follows: $93,000 in fiscal 2016, $413,000 in fiscal 2017; $158,000 have no expiration.

At August 31, 2013, the cost of investments for federal income tax purposes was $282,983,000. Net unrealized loss aggregated $3,641,000 at period-end, of which $6,877,000 related to appreciated investments and $10,518,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2013, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $33,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar agreements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2013